 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2013

L2 Medical Development Company
(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	(505) 842-5201

13050 Pennystone Drive, Farmers Branch, TX 75244
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains "forward-looking statements" as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Forward-looking statements contained in this Form 8-K are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Information provided by the Registrant or Enerpulse, Inc., such as online or printed documents, publications or information available via its website may contain forward-looking statements that involve risks, uncertainties, assumptions, and other factors, which, if they do not materialize or prove correct, could cause its results to differ materially from historical results, or those expressed or implied by such forward-looking statements.  All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates," and similar words.  These statements may include, among others, plans, strategies, and objectives of management for future operations; any statements regarding proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statements of assumptions underlying any of the foregoing.  The information contained in this Form 8-K is as of September 4, 2013.  Except as otherwise expressly referenced herein, neither the Registrant nor Enerpulse assumes any obligation to update forward-looking statements contained in this Form 8-K as the result of new information or future events or developments.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On September 4, 2013, Enerpulse, Inc., a Delaware corporation (“Enerpulse”), issued a press release announcing that it had consummated a merger with L2 Medical Development Company, a Nevada corporation (the “Registrant”) according to the terms of an Agreement and Plan of Merger, dated as of September 4, 2013 (the “Merger Agreement”), by and among the Registrant, its wholly owned subsidiary, Enerpulse Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and Enerpulse, pursuant to which Merger Sub merged with and into Enerpulse (the “Merger”), with Enerpulse as the surviving corporation and a wholly owned subsidiary of the Registrant.

The Registrant will file, no later than September 10, 2013, a Current Report on Form 8-K setting forth the information that would be required if it was filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended, for its common stock, which is the only class of the Registrant’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Merger.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

A copy of the press release issued by Enerpulse is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Enerpulse, Inc., dated September 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L2 Medical Development Company

Date: September 4, 2013	By:	/s/ Joseph E. Gonnella
	Name:	Joseph E. Gonnella
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Enerpulse, Inc., dated September 4, 2013.